UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2012
JDA Software Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27876	86-0787377
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
14400 North 87th Street
Scottsdale, Arizona 85260-3649
(Address of principal executive offices including zip code)
(480) 308-3000
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On July 27, 2012, the Board of Directors of JDA Software Group, Inc. appointed Arthur C. Young as Chairman of the Nominating and Governance Committee. Mr. Young succeeds Jock Patton, who served as Chairman of the Nominating and Governance Committee on an interim basis in connection with Douglas G. Marlin's retirement from the Board of Directors in April 2012. Prior to Mr. Patton, Mr. Marlin served as Chairman of the Nominating and Governance Committee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2012	JDA Software Group, Inc. By: /s/ Peter S. Hathaway Peter S. Hathaway Executive Vice President and Chief Financial Officer